Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of May 15, 2020 (this “First Amendment”), to the Amended and Restated Term Loan Credit Agreement, dated as of February 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this First Amendment, the “Credit Agreement”), among GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Parent, the Borrower, the Lenders and the Administrative Agent are parties to the Existing Credit Agreement; and

WHEREAS, pursuant to Section 9.2(b) of the Existing Credit Agreement, the Borrower and the Lenders party hereto (for the avoidance of doubt, constituting at least the Required Lenders) hereby agree to amend the Existing Credit Agreement as set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein or the context otherwise requires, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Amendments. Effective as of the First Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:

“Liquidity”: at any time, (i) the aggregate stated balance sheet amount of Unrestricted Cash of the Borrower and its Restricted Subsidiaries minus (ii) Borrowing Base Cash (as defined in the ABL Credit Agreement as in effect on the date hereof).

(b) The following defined term set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Springing Maturity Date”: August 10, 2020 or, if later, the date that is 91 days prior to the stated maturity date of any Indebtedness that refinances the Convertible Senior Notes and has a stated maturity date between November 9, 2020 and June 2, 2021; provided that (a) if, at any time on or after June 15, 2020, Liquidity is less than $100,000,000 or the Borrower has failed to deliver any certificate described in the following proviso and (b) if, either (i) the holders (other than any Defaulting Lender) of more than 25% of the aggregate unpaid principal amount of the Term Loans then outstanding have elected by written notice to the Borrower and the Administrative Agent to accelerate the Springing Maturity Date to June 15, 2020, or (ii) the “Revolving Springing Maturity Date” (as defined in the ABL Credit Agreement) has been accelerated to June 15, 2020 pursuant to the ABL Credit Agreement, or (iii) the “FILO Springing Maturity Date” (as defined in the ABL Credit Agreement) has been accelerated to June 15, 2020 pursuant to the ABL Credit Agreement, then the Springing Maturity Date shall be June 15, 2020; provided that a Responsible Officer of the Borrower shall deliver a certificate to the Administrative Agent on June 15, 2020 and on each Monday thereafter (and on any other day as the Administrative Agent or any Lender may request such a certificate) certifying that Liquidity is at least $100,000,000 as of such date (and, with respect to any such certificate delivered after June 15, 2020, that Liquidity has been at least $100,000,000 at all times since June 15, 2020).

SECTION 3. Covenants. Each Loan Party agrees that, notwithstanding any provision of the Credit Agreement to the contrary, from and after the First Amendment Effective Date:

(a) Executive Compensation. Promptly following the approval by any Loan Party of any special bonus or retention payment (including pursuant to any key employee retention plan) to, or of the entry into by such Loan Party of any new or amended employment agreement with, any of the Loan Parties’ executive officers, the Loan Parties shall provide a summary to the Administrative Agent and to Milbank LLP, as counsel to the ad hoc group of holders of Term Loans and FILO Term Loans (as defined in the ABL Credit Agreement) represented by such law firm (the “Crossover Ad Hoc Group”) of the bonus, payment or new or amended employment agreement for which approval has been obtained.

(b) Restricted Payments. The Loan Parties shall not pay or cause to be paid any Restricted Payments under clause (b), (d), (g), (h), (i) or (j) of Section 6.6 of the Credit Agreement.

(c) Prepayments. The Loan Parties shall not make or offer in writing to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, any Junior Material Debt (other than any such payment permitted by clause (i) (other than, for the avoidance of doubt, a refinancing with Net Cash Proceeds of any Indebtedness incurred under the Revolving Credit Facility (as defined in the ABL Credit Agreement as in effect on the date hereof)), (iii) or (vii) of Section 6.9(a) of the Credit Agreement) or the Convertible Senior Notes.

(d) Budget. Holdings shall deliver to the Administrative Agent and to counsel to the Crossover Ad Hoc Group a 13-week budget reasonably acceptable to the Administrative Agent and such counsel reflecting the Loan Parties’ anticipated cash receipts and anticipated disbursements for the period from the day following the last day of the most recent budget delivered pursuant to Section 4(d) or this Section 3(d), as applicable, through and including the end of the thirteenth calendar week thereafter, in each case no later than the date that is four Business Days prior to the last day of the most recent budget delivered pursuant to Section 4(d) or this Section 3(d), as applicable.

SECTION 4. Effectiveness. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:

(a) The Administrative Agent shall have received this First Amendment executed and delivered by each of (i) the Loan Parties and (ii) the Lenders constituting at least the Required Lenders.

(b) The Administrative Agent shall have received a true and complete copy of an amendment to the ABL Credit Agreement (i) executed and delivered by the Borrower and the lenders thereunder constituting at least the “Required Revolving Lenders” and the “Required FILO Lenders” (in each case as defined in the ABL Credit Agreement) and (ii) changing both the “Revolving Springing Maturity Date” and the “FILO Springing Maturity Date” (in each case as defined in the ABL Credit Agreement) to August 10, 2020 in a manner substantially similar to the amendment to the Springing Maturity Date set forth in Section 2 above.

(c) Holdings shall have paid in full in cash all accrued and unpaid fees and expenses of professional advisors to the Administrative Agent and the Crossover Ad Hoc Group, in each case, invoiced within two Business Days prior to the First Amendment Effective Date (it being understood that, notwithstanding anything to the contrary in the Credit Agreement, this clause (c) shall include the accrued and unpaid fees and expenses of separate legal counsel for each of the Administrative Agent and the Crossover Ad Hoc Group, respectively).

(d) Holdings shall have delivered to the Administrative Agent and to counsel to the Crossover Ad Hoc Group a 13-week budget reasonably acceptable to the Administrative Agent and such counsel reflecting the Loan Parties’ anticipated cash receipts and anticipated disbursements for the period from May 9, 2020 through and including the end of the thirteenth calendar week thereafter.

SECTION 5. Representations and Warranties. In order to induce the Required Lenders to enter into this First Amendment, the Loan Parties hereto represent and warrant as of the date hereof to the Administrative Agent and each Lender party hereto that the following statements are true and correct in all material respects (or in all respects if qualified by “materiality” or “Material Adverse Effect”):

(a) Each of Parent and the Borrower and its Restricted Subsidiaries (i) is duly organized, validly existing and in good standing or in full force and effect under the laws of the jurisdiction of its organization (to the extent such concepts exist in such jurisdictions), (ii) has the organizational power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign organization and in good standing or in full force and effect under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (iv) is in compliance with all Requirements of Law, except, in the case of the foregoing clauses (i) (solely with respect to Restricted Subsidiaries), (ii), (iii) and (iv), as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this First Amendment and the Credit Agreement as amended hereby. Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this First Amendment and the Credit Agreement as amended hereby. No material consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this First Amendment or the Credit Agreement as amended hereby, except (i) consents, authorizations, filings and notices that have been obtained or made and are in full force and effect, (ii) the consents, authorizations, filings and notices described in Schedule 3.4 to the Credit Agreement, (iii) the filings referred to in Section 3.18 of the Credit Agreement, (iv) filings necessary to create or perfect Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (v) those consents, authorizations, filings and notices the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. This First Amendment has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This First Amendment constitutes, and the Credit Agreement as amended hereby constitutes, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance by each Loan Party of this First Amendment and the Credit Agreement as amended hereby will not violate any Requirement of Law applicable to, or any Contractual Obligation of, Parent, the Borrower or any of its Restricted Subsidiaries, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation (other than Permitted Liens).

SECTION 6. Reaffirmation.

(a) To induce the Required Lenders to enter into this First Amendment, each of the Loan Parties hereby confirms, ratifies, acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any guarantees provided for therein and any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this First Amendment). Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this First Amendment.

(b) Each Guarantor acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 7. Continuing Effect of the Credit Agreement. This First Amendment shall not constitute an amendment or waiver of any provision of the Existing Credit Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or any other Loan Party that would require a waiver or consent of any of the Lenders and/or the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement and each other Loan Document are and shall remain in full force and effect. Each of the Lenders party hereto agrees not to take a contrary position to, or to take any action inconsistent with, this First Amendment.

SECTION 8. Loan Document. Each of this First Amendment and the Credit Agreement as amended hereby is a Loan Document.

SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS.

(a) THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES TO THE TERMS SET FORTH IN SECTIONS 9.9 AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.

(c) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement.

(d) This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment may be delivered by facsimile or electronic transmission of the relevant signature pages hereof. Any provision of this First Amendment may be amended, waived or modified with the consent of the Required Lenders to the extent provided in Section 9.2 of the Credit Agreement, other than any such subsequent amendment, waiver or modification to the extent it would otherwise require the consent of Lenders holding a higher percentage of any Class or the consent of all affected Lenders, as applicable, pursuant to the Credit Agreement.

(e) The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this First Amendment and any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries and (to the extent approved by the Administrative Agent) contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this First Amendment. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this First Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 10. Severability. If any provision of this First Amendment shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

SECTION 12. GENERAL RELEASE.

(a) AS PART OF THE CONSIDERATION FOR THE LENDERS’ EXECUTION OF THIS FIRST AMENDMENT, THE BORROWER, EACH GUARANTOR, EACH ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, PARTNERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY FOREVER, FULLY, UNCONDITIONALLY, AND IRREVOCABLY RELEASES, WAIVES, AND FOREVER DISCHARGES THE AGENTS, THE LENDERS AND EACH OF THEIR SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ATTORNEYS AND OTHER PROFESSIONALS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL CLAIMS, LIABILITIES, OBLIGATIONS, DEBTS, DEMANDS, CAUSES OF ACTION (WHETHER AT LAW OR IN EQUITY OR OTHERWISE), DAMAGES, COSTS, ATTORNEYS’ FEES, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, DEFENSES, COUNTERCLAIMS, SETOFFS, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, FIXED OR CONTINGENT, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH, RESULTING FROM OR RELATED TO ANY ACT OR OMISSION UNDER ANY LOAN DOCUMENT BY ANY AGENT, ANY LENDER OR ANY OTHER RELEASEE PRIOR TO THE DATE HEREOF (COLLECTIVELY, THE “CLAIMS”); PROVIDED THAT THE FOREGOING SHALL NOT RELEASE CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. THE BORROWER AND EACH GUARANTOR FURTHER AGREES THAT IT SHALL NOT COMMENCE, INSTITUTE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE, TO COLLECT OR ENFORCE ANY CLAIM EXCEPT THAT THE BORROWER AND EACH GUARANTOR SHALL HAVE NO OBLIGATION HEREUNDER WITH RESPECT TO ANY CLAIM RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION.

FURTHERMORE, EACH OF THE RELEASING PARTIES HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASEE THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASEE ON THE BASIS OF ANY CLAIM RELEASED AND/OR DISCHARGED BY THE RELEASING PARTIES PURSUANT TO THIS SECTION 12. IN ENTERING INTO THIS FIRST AMENDMENT, EACH OF THE RELEASING PARTIES HAS CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY THEREOF.

(b) THE PROVISIONS OF THIS SECTION 12 SHALL SURVIVE AND REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE TERMINATION OF THIS FIRST AMENDMENT, ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF.

(c) EACH RELEASING PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS AND AGREES THAT THIS INSTRUMENT SHALL BE AND REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS. THIS RELEASE SHALL BE AND REMAIN IN FULL FORCE AND EFFECT NOTWITHSTANDING THE DISCOVERY BY ANY RELEASING PARTY AFTER THE DATE HEREOF (I) OF ANY NEW OR ADDITIONAL CLAIM AGAINST ANY RELEASEE, (II) OF ANY NEW OR ADDITIONAL FACTS IN ANY WAY RELATING TO THIS RELEASE, (III) THAT ANY FACT RELIED UPON BY IT WAS INCORRECT, OR (IV) THAT ANY REPRESENTATION OR WARRANTY MADE BY ANY RELEASEE WAS UNTRUE OR THAT ANY RELEASEE CONCEALED ANY FACT, CIRCUMSTANCE OR CLAIM RELEVANT TO A RELEASING PARTY’S EXECUTION OF THIS RELEASE. EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

GENERAL NUTRITION CENTERS, INC., as the Borrower

By:
Name:
Title:

GNC CORPORATION, as the Parent

By:
Name:
Title:

[•], as a Guarantor

By:
Name:
Title:

[Signature Page to First Amendment to GNC Amended and Restated Term Loan Credit Agreement]

[Lender Signature Block], as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to GNC Amended and Restated Term Loan Credit Agreement]

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:
Name:
Title:

[Signature Page to First Amendment to GNC Amended and Restated Term Loan Credit Agreement]